Leases - Schedule of Commitments under Operating Leases Requiring Annual Payments (Detail) - USD ($) $ in Millions		Dec. 31, 2023		Dec. 31, 2022
Leases [Abstract]
2024	[1]	$ 326
2025	[1]	291
2026	[1]	244
2027	[1]	215
2028	[1]	186
Thereafter	[1]	779
Total	[1]	2,041
Less: amount representing interest	[1]	323
Total lease liabilities		$ 1,718	[1]	$ 1,564

[1]	Excludes $143 million of future payments for leases, primarily for manufacturing facilities, commencing during 2024.